UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 2, 2019
(Date of earliest event reported)

FEDNAT HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180 Sunrise, FL
33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	FNHC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into Material Definitive Agreements.

The disclosure included under Item 2.01 below is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 2, 2019, FedNat Holding Company (the “Company”) closed its acquisition from 1347 Property Insurance Holdings, Inc., a Delaware corporation (“PIH”), of PIH’s insurance operations conducted through Maison Insurance Company, a Louisiana corporation (“Maison”), Maison Managers, Inc. a Delaware corporation (“MM”), and Claimcor, LLC, a Florida limited liability company (“CC” and, together with MM and Maison, the “Maison Entities”). The acquisition was completed pursuant to the Equity Purchase Agreement dated as of February 25, 2019 (the “Equity Purchase Agreement”) among the Company, PIH and the Maison Entities. The Equity Purchase Agreement has been previously filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company’s Form 8-K filed on February 26, 2019, and is incorporated herein by reference.

In exchange for the equity of the Maison Entities, PIH received as consideration from the Company (i) $25.5 million in cash; and (ii) 1,773,102 shares of the Company’s common stock, which is equal to $25.5 million divided by the weighted average closing price per share of the Company’s common stock on Nasdaq during the 20 trading days immediately preceding the closing date. The shares issued to PIH, which represent approximately 12% of the Company’s shares outstanding, were issued without registration under the Securities Act of 1933 (the “Securities Act”), as amended, pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act. The Company has agreed to register the resale of these shares following the closing, pursuant to the Registration Rights Agreement dated December 2, 2019 with PIH (the “Registration Rights Agreement”), a copy of which is filed as Exhibit 10.1 to this Form 8-K. The resale of these shares is subject to the terms of a five-year Standstill Agreement dated December 2, 2019 with PIH (the “Standstill Agreement”), a copy of which is filed as Exhibit 10.2 to this Form 8-K. Under the Standstill Agreement, PIH has agreed to vote all shares of the Company’s common stock in accordance with the recommendations of the Company’s Board of Directors with respect to any matter presented for a vote by the Company’s shareholders where the Board of Directors has made a recommendation on such matter. PIH has also agreed to refrain from certain actions as a shareholder of the Company and to limit its resales of the shares, in any one transaction or series of transactions, to 2.5% of the total shares outstanding at the time of such sale or, in any three-month period, to 25% of the shares issued to PIH. The term of the Standstill Agreement is five years from the closing date.

In addition, surplus notes issued by Maison to PIH in an amount equal to $18 million plus accrued but unpaid interest were repaid to PIH and were replaced with new surplus notes funded by the Company.

PIH received five-year rights of first refusal to provide reinsurance of up to 7.5% of any layer in the Company’s catastrophe reinsurance program, up to a maximum aggregate in force amount of all reinsurance coverage sold to the Company of $15 million, pursuant to a Reinsurance Capacity Right of First Refusal Agreement dated December 2, 2019 with PIH (the “Reinsurance Agreement”), a copy of which is filed as Exhibit 10.3 to this Form 8-K. A wholly owned subsidiary of PIH, Fundamental Global Advisors LLC (the “Advisor”), and the Company also entered into an Investment Advisory Agreement dated December 2, 2019 (the “Investment Advisory Agreement”) pursuant to which the Advisor will provide investment advisory services to the Company for five years for an annual advisory fee of $100,000.

The descriptions above of the Registration Rights Agreement, Standstill Agreement, Reinsurance Agreement and Investment Advisory Agreement are not complete and are qualified in their entirety by reference to the full text of these agreements, which are filed as exhibits to this Form 8-K as indicated below and are incorporated herein by reference.

Forward-Looking Statements /Safe Harbor Statements

Certain statements made by the Company or on its behalf may contain “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” or “will” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements.

Forward-looking statements might also include, but are not limited to, one or more of the following:
•Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;
•Descriptions of plans or objectives of management for future operations, insurance products or services;

•Forecasts of future insurable events, economic performance, liquidity, need for funding and income; and
•Descriptions of assumptions or estimates underlying or relating to any of the foregoing.
The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business and its ability to integrate the acquired operations of the Maison Entities; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company's press release announcing the closing of the acquisition of the Maison Entities is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Registration Rights Agreement dated December 2, 2019 between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.2	Standstill Agreement dated December 2, 2019 between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.3	Reinsurance Capacity Right of First Refusal Agreement dated December 2, 2019 between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.4	Investment Advisory Agreement dated December 2, 2019 between Fundamental Global Advisors LLC and FedNat Holding Company.
99.1	FedNat Holding Company Press Release dated December 2, 2019*

*Furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and not to be deemed "filed" pursuant to Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: December 2, 2019	By:	/s/ Ronald A. Jordan

Name:	Ronald A. Jordan
Title:	Chief Financial Officer
(Principal Financial Officer)